Summary Prospectus

Needham Growth Fund	Ticker Symbol: NEEGX

Before you invest, you may want to review the Needham Growth Fund’s  (the “Growth Fund”) prospectus, which contains more information about the Growth Fund and its risks.  You can find the Growth Fund’s prospectus and other information about the Growth Fund online at www.needhamfunds.com/Default/MutualFunds/NeedhamGrowthFund/NeedhamFundsLibrary.aspx.  You can also get this information at no cost by calling 1-800-625-7071 or by sending an e-mail request to webmail@needhamco.com.  The Growth Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Growth Fund seeks long-term, tax-efficient capital appreciation.

Fees and Expenses of the Growth Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Growth Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 days or less	2.00%
Wire Redemption Fee	$15.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.03%
All Remaining Other Expenses	0.28%
Total Other Expenses	0.31%
Acquired Fund Fees and Expenses (a)	0.01%
Total Annual Fund Operating Expenses	1.82%
Fee Waiver and/or Expense Reimbursement (b)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.82%

(a)	Acquired fund fees and expenses are not included in the Financial Highlights section of the Prospectus, which reflects only the operating expenses of the Growth Fund.
(b)
The Adviser has entered into an agreement with the Growth Fund whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) of, the Growth Fund in an amount that limits annual operating expenses to not more than 1.95% of the average daily net assets of the Growth Fund.  This agreement is effective for the period from May 1, 2012 through May 1, 2013.  After May 1, 2013 the Adviser or the Growth Fund can choose not to continue the agreement.

Example

This example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Growth Fund’s operating expenses remain the same.  The example also assumes that the current contractual fee waiver is not renewed.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$185	$573	$985	$2,137

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Growth Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Growth Fund’s performance.  During the most recent fiscal year, the Growth Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Growth Fund invests at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System.  The Growth Fund invests, in general, in stocks from a variety of industries included in the healthcare, technology, specialty retailing, oil services and industrial, media/leisure/cable/entertainment and business and consumer services sectors.  These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies with a variety of market capitalizations.

Principal Investment Risks

The Growth Fund invests primarily in equity securities that fluctuate in value.  Political and economic news can influence market-wide trends.  Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry.  The Growth Fund often invests in smaller companies that may have limited product lines, markets or financial resources.  These smaller companies may trade at a lower volume than more widely held securities and may fluctuate in value more sharply than those of other securities.  The Growth Fund is not a “diversified” fund within the meaning of the Investment Company Act of 1940.  Therefore, the Growth Fund may invest its assets in a relatively small number of issuers, thus making an investment in the Growth Fund potentially more risky than an investment in a diversified fund which is otherwise similar to the Growth Fund.  Loss of money is a risk of investing in the Growth Fund.

Bar Chart and Performance Table

The information in the bar chart and table that follows provide some indication of the risks of investing in the Growth Fund by showing changes in the Growth Fund’s performance from year to year and by showing how the Growth Fund’s average annual returns for the 1, 5 and 10 years and for the life of the Growth Fund compare to those of broad measures of market performance.

The Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Growth Fund will perform in the future.  Updated performance information is available on the Growth Fund’s Web site at www.needhamfunds.com.

Figure 1

During the ten-year period shown in the above chart, the highest quarterly return was 23.61% (for the quarter ended 6/30/03) and the lowest quarterly return was -26.10% (for the quarter ended 12/31/08).

Average annual total returns for the periods ended December 31, 2011

The following table shows the Growth Fund’s average annual returns (before and after taxes) and the change in value of certain broad-based market indices over various periods ended December 31, 2011.  The index information is intended to permit you to compare the Growth Fund’s performance to several broad measures of market performance.  The NASDAQ Composite Index, the S&P 400 MidCap Index and the Russell 2000 Index are relevant to the Growth Fund because they have characteristics similar to the Growth Fund’s investment strategies.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.  In some instances, the “Return After Taxes on Distributions and Redemption” may be greater than the “Return Before Taxes” because you are assumed to be able to use the capital loss on the sale of shares to offset other taxable gains.

Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.  After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.

Average annual total returns for the periods ended December 31, 2011

	1 Year	5 Years	10 Years	Life of Fund (Since 1/1/96)
Return Before Taxes	-10.94%	1.09%	4.82%	13.21%
Return After Taxes on Distributions	-11.73%	0.42%	4.36%	11.98%
Return After Taxes on Distributions and Redemption	-6.12%	0.86%	4.16%	11.48%
Comparative Indices (reflect no deduction for fees, expenses or taxes)
S&P 500 Index	2.11%	-0.25%	2.92%	6.47%
NASDAQ Composite Index	-0.79%	2.50%	3.74%	6.47%
S&P 400 MidCap Index	-1.73%	3.32%	7.04%	10.54%
Russell 2000 Index	-4.18%	0.15%	5.62%	6.86%

Investment Adviser

Needham Investment Management L.L.C. is the investment adviser of the Growth Fund.

Portfolio Managers

The co-portfolio managers of the Growth Fund are John Barr and Chris Retzler.  John Barr is Executive Vice President and has been Portfolio Manager of the Growth Fund since 2010.  Chris Retzler is Executive Vice President and has been Portfolio Manager of the Growth Fund since 2009.

Purchase and Sale of Fund Shares

The minimum initial investment for individuals, corporations, partnerships or trusts is $2,000.  There is a $100 minimum for subsequent investments.  For IRAs, the minimum initial investment is $1,000 and there is no minimum for subsequent investments.

You may redeem your shares at any time by sending a written request to The Needham Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-800-625-7071, or by wire transfer.

Tax Information

The Growth Fund intends to make distributions each year.  The Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Growth Fund and its related companies may pay the intermediary for the sale of Growth Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Growth Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.